SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 26, 2009
PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

(1)	Wachovia Credit Facility

Amendment No. 1 to Letter Re: Amendment and Forbearance Agreement dated February 26, 2009 by and among Pacific Ethanol, Inc., Kinergy Marketing LLC and Wachovia Capital Finance Corporation (Western)

On February 13, 2009, Kinergy Marketing, LLC (“Kinergy”), a wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), and the Company, entered into an Amendment and Forbearance Agreement (the “Forbearance Agreement”) with Wachovia Capital Finance Corporation (Western) (“Wachovia”). The Forbearance Agreement related to a $40.0 million credit facility for Kinergy under a Loan and Security Agreement dated July 28, 2008 by and among Kinergy, the parties thereto from time to time as the Lenders, Wachovia and Wachovia Bank, National Association (the “Loan Agreement,” and together with all other related loan documents, the “Loan Documents”).  Kinergy’s credit facility is described in more detail under the heading “Wachovia Loan Transaction” below.

Among other things, the Forbearance Agreement provided that Wachovia will forbear from exercising its rights and remedies under the Loan Documents and applicable law, on the terms and conditions set forth in the Forbearance Agreement, for a period of time (the “Original Forbearance Period”) commencing on February 13, 2009 and ending on the earlier to occur of (i) February 28, 2009, and (ii) the date that any new default occurs under the Loan Agreement or a default occurs under the Forbearance Agreement.

On February 26, 2009, Kinergy, the Company and Wachovia entered into Amendment No. 1 to Letter Re: Amendment and Forbearance Agreement (“Amended Forbearance Agreement”). Under the Amended Forbearance Agreement, Wachovia extended the Original Forbearance Period to the earlier to occur of (i) March 31, 2009, and (ii) the date that any new default occurs under the Loan Agreement or a default occurs under the Forbearance Agreement.

The description of the Amended Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Forbearance Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Wachovia Loan Transaction

Amendment and Forbearance Agreement dated February 13, 2009 by and among Pacific Ethanol, Inc., Kinergy Marketing LLC and Wachovia Capital Finance Corporation (Western)

Loan and Security Agreement dated July 28, 2008 by and among Kinergy Marketing LLC, the parties thereto from time to time as the Lenders, Wachovia Capital Finance Corporation (Western) and Wachovia Bank, National Association

Guarantee dated July 28, 2008 by Pacific Ethanol, Inc. in favor of Wachovia Capital Finance Corporation (Western)

A description of the Amendment and Forbearance Agreement is set forth in the Company’s Current Report on Form 8-K for February 13, 2009 filed with the Securities and Exchange Commission on February 20, 2009 and such description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the Amendment and Forbearance Agreement, which is filed as Exhibit 10.4 to this report and incorporated herein by reference.

Descriptions of the Loan and Security Agreement and the Guarantee are set forth in the Company’s Current Report on Form 8-K for July 28, 2008 filed with the Securities and Exchange Commission on August 1, 2008 and such descriptions are incorporated herein by this reference. Such descriptions do not purport to be complete and are qualified in their entireties by reference to the Loan and Security Agreement and Guarantee, which are filed as Exhibits 10.6 and 10.7, respectively, to this report and incorporated herein by reference.

(2)	WestLB Credit Agreement

Second Limited Waiver and Forbearance Agreement dated February 27, 2009 by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, WestLB AG, New York Branch, Amarillo National Bank and the Lenders identified therein

On February 27, 2009, Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC and Pacific Ethanol Magic Valley, LLC, each indirect wholly-owned subsidiaries of the Company (collectively, “Borrowers”), and WestLB AG, New York Branch, Amarillo National Bank and the senior secured lenders identified therein entered into a Second Limited Waiver and Forbearance Agreement (the “Second Waiver and Forbearance Agreement”).  The Second Waiver and Forbearance Agreement relates to loans under a Credit Agreement dated as of February 27, 2007 by and among the foregoing parties (the “Credit Agreement”).  The Credit Agreement is described in more detail under the heading “WestLB Loan Transaction” below.

The Second Waiver and Forbearance Agreement identifies certain existing defaults and certain anticipated defaults under the Credit Agreement.  The Second Waiver and Forbearance Agreement provides that WestLB and the senior secured lenders will forbear from exercising their rights and remedies under the Credit Agreement and related documents and applicable law, on the terms and conditions set forth in the Second Waiver and Forbearance Agreement, for a period of time (the “Forbearance Period”) commencing on February 27, 2009 and ending on the earlier to occur of (i) March 31, 2009, (ii) the date that any new default occurs under the Credit Agreement or a default occurs under the Second Waiver and Forbearance Agreement, and (iii) the date on which all obligations have been paid in full and the Credit Agreement has been terminated.

The Second Waiver and Forbearance Agreement provides that Borrowers will not be required to make their interest payments due and payable on February 27, 2009. Further, the Second Waiver and Forbearance Agreement provides that Borrowers may withdraw funds otherwise required to be maintained in a debt service reserve account and use such funds in accordance with an agreed-upon 13-week cash flow forecast.  The amount of such funds is approximately $3.0 million.

The Second Waiver and Forbearance Agreement also includes customary representations and warranties and other customary terms and conditions.

The description of the Second Waiver and Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Waiver and Forbearance Agreement, which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

WestLB Loan Transaction

Limited Waiver and Forbearance Agreement dated as of February 17, 2009 by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, WestLB AG, New York Branch, Amarillo National Bank and the Lenders identified therein

Credit Agreement, dated as of February 27, 2007, by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Imperial, LLC, and Pacific Ethanol Magic Valley, LLC, as borrowers, the lenders party thereto, WestLB AG, New York Branch, as administrative agent, lead arranger and sole book runner, WestLB AG, New York Branch, as collateral agent, Union Bank of California, N.A., as accounts bank, Mizuho Corporate Bank, Ltd., as lead arranger and co-syndication agent, CIT Capital Securities LLC , as lead arranger and co-syndication agent, Cooperative Centrale Raiffeisen-Boerenleenbank BA., Rabobank Nederland, New York Branch, and Banco Santander Central Hispano S.A., New York Branch (as amended by that certain Successor Accounts Bank and Amendment Agreement dated as of August 27, 2007, as further amended by that certain Waiver and Third Amendment to Credit Agreement dated as of March 25, 2008, as further amended by that certain Fourth Amendment to Credit Agreement dated as of April 24, 2008, as further amended by that certain Fifth Amendment to Credit Agreement dated as of October 24, 2008 and as further amended by that certain Sixth Amendment to Credit Agreement dated as of December 30, 2008)

A description of the Limited Waiver and Forbearance Agreement is set forth in the Company’s Current Report on Form 8-K for February 13, 2008 filed with the Securities and Exchange Commission on February 20, 2008. Such description does not purport to be complete and is qualified in its entirety by reference to the Limited Waiver and Forbearance Agreement which is filed as Exhibit 10.5 to this report and incorporated herein by reference.

A description of the Credit Agreement is set forth in the Company’s Current Report on Form 8-K for February 27, 2007 filed with the Securities and Exchange Commission on March 2, 2007; and a description of the Waiver and Third Amendment to Credit Agreement is set forth in the Company’s Current Report on Form 8-K for March 26, 2008 filed with the Securities and Exchange Commission on March 27, 2008 and such descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entireties by reference to the Credit Agreement and the Waiver and Third Amendment to Credit Agreement, which are filed as Exhibits 10.8 and 10.9 to this report and incorporated herein by reference.

(3)	Lyles United, LLC

Forbearance Agreement dated February 26, 2009 by and among Pacific Ethanol, Inc., Pacific Ag Products, LLC, Pacific Ethanol California, Inc. and Lyles United, LLC.

On February 26, 2009, the Company, Pacific Ag Products, LLC, Pacific Ethanol California, Inc. (together “PE Parties”) and Lyles United, LLC (“Lyles”) entered into a forbearance agreement (the “Lyles Forbearance Agreement”). The Lyles Forbearance Agreement relates to a certain promissory note by the Company in favor of Lyles (the “Lyles Note”). The Lyles Note requires certain interest and principal payments due in March 2009, as to which the PE Parties have advised Lyles that they will be unable to pay and such events will constitute defaults under the Lyles Note.  The Lyles Note and related documents are described in more detail under the heading “Lyles Loan Transaction” below.

The Lyles Forbearance Agreement provides that Lyles will forbear from exercising its rights and remedies under the Lyles Note on the terms and conditions set forth in the Lyles Forbearance Agreement until the earliest to occur of (i) March 31, 2009; (ii) the date of termination of the forbearance period due to a default under the Lyles Forbearance Agreement; and (iii) the date on which all of the obligations under the Lyles Note and related documents have been paid and discharged in full and the Lyles Note has been canceled

The Lyles Forbearance Agreement also includes a general release in favor of Lyles of any claims, whether known or unknown, that any of the PE Parties may have had against Lyles.  The Lyles Forbearance Agreement also includes customary representations and warranties and other customary terms and conditions.

The description of the Lyles Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the Lyles Forbearance Agreement, which is filed as Exhibit 10.3 to this report and incorporated herein by reference.

Lyles Loan Transaction

Loan Restructuring Agreement dated as of November 7, 2008 by and among Pacific Ethanol, Inc., Pacific Ethanol Imperial, LLC, Pacific Ethanol California, Inc. and Lyles United United, LLC

Amended and Restated Promissory Note dated November 7, 2008 by Pacific Ethanol, Inc. in favor of Lyles United United, LLC

Security Agreement dated as of November 7, 2008 by and between Pacific Ag. Products, LLC and Lyles United United, LLC

Limited Recourse Guaranty dated November 7, 2008 by Pacific Ethanol California, Inc. in favor of Lyles United United, LLC

Unconditional Guaranty dated November 7, 2008 by Pacific Ag. Products, LLC in favor of Lyles United United, LLC

Irrevocable Joint Instruction Letter dated November 7, 2008 executed by Pacific Ethanol, Inc., Lyles United United, LLC and Pacific Ethanol California, Inc.

Descriptions of the Loan Restructuring Agreement, Amended and Restated Promissory Note, Security Agreement, Limited Recourse Guaranty, Unconditional Guaranty and Irrevocable Joint Instruction Letter are set forth in the Company’s Current Report on Form 8-K for February November 7, 2008 filed with the Securities and Exchange Commission on November 10, 2008 and such descriptions are incorporated herein by this reference. Such descriptions do not purport to be complete and are qualified in their entireties by reference to the Loan Restructuring Agreement, Amended and Restated Promissory Note, Security Agreement, Limited Recourse Guaranty, Unconditional Guaranty and Irrevocable Joint Instruction Letter which are filed as Exhibits 10.10 through 10.15 to this report and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.  Not applicable.

(b)           Pro forma financial information.  Not applicable.

(c)           Shell company transactions.  Not applicable.

(d)           Exhibits.

Number	Description

10.1
Amendment No. 1 to Letter re: Amendment and Forbearance Agreement dated February 26, 2009 by and among Pacific Ethanol, Inc., Kinergy Marketing LLC and Wachovia Capital Finance Corporation (Western) (1)

10.2
Second Limited Waiver and Forbearance Agreement dated as of February 27, 2009 by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, WestLB AG, New York Branch, Amarillo National Bank and the Lenders identified therein (1)

10.3	Forbearance Agreement dated February 26, 2009 by and among Pacific Ethanol, Inc., Pacific Ag Products, LLC, Pacific Ethanol California, Inc. and Lyles United, LLC. (1)

10.4	Amendment and Forbearance Agreement dated February 13, 2009 by and among Pacific Ethanol, Inc., Kinergy Marketing LLC and Wachovia Capital Finance Corporation (Western) (2)

10.5
Limited Waiver and Forbearance Agreement dated as of February 17, 2009 by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, WestLB AG, New York Branch, Amarillo National Bank and the Lenders identified therein (2)

10.6
Loan and Security Agreement dated July 28, 2008 by and among Kinergy Marketing LLC, the parties thereto from time to time as Lenders, Wachovia Capital Finance Corporation (Western) and Wachovia Bank, National Association (3)

10.7	Guarantee dated July 28, 2008 by and between Pacific Ethanol, Inc. in favor of Wachovia Capital Finance Corporation (Western) (3)

10.8
Credit Agreement, dated as of February 27, 2007, by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Imperial, LLC, and Pacific Ethanol Magic Valley, LLC, as borrowers, the lenders party thereto, WestLB AG, New York Branch, as administrative agent, lead arranger and sole book runner, WestLB AG, New York Branch, as collateral agent, Union Bank of California, N.A., as accounts bank, Mizuho Corporate Bank, Ltd., as lead arranger and co-syndication agent, CIT Capital Securities LLC , as lead arranger and co-syndication agent, Cooperative Centrale Raiffeisen-Boerenleenbank BA., Rabobank Nederland, New York Branch, and Banco Santander Central Hispano S.A., New York Branch (4)

10.9
Waiver and Third Amendment to Credit Agreement dated as of March 25, 2008 by and among by and among Amarillo National Bank, WestLB AG, New York Branch, Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, Pacific Ethanol, Inc. and the Lenders party thereto (5)

10.10	Loan Restructuring Agreement dated as of November 7, 2008 by and among Pacific Ethanol, Inc., Pacific Ethanol Imperial, LLC, Pacific Ethanol California, Inc. and Lyles United United, LLC (6)

10.11	Amended and Restated Promissory Note dated November 7, 2008 by Pacific Ethanol, Inc. in favor of Lyles United United, LLC (6)

10.12	Security Agreement dated as of November 7, 2008 by and between Pacific Ag. Products, LLC and Lyles United United, LLC (6)

10.13	Limited Recourse Guaranty dated November 7, 2008 by Pacific Ethanol California, Inc. in favor of Lyles United United, LLC (6)

10.14	Unconditional Guaranty dated November 7, 2008 by Pacific Ag. Products, LLC in favor of Lyles United United, LLC (6)

10.15	Irrevocable Joint Instruction Letter dated November 7, 2008 executed by Pacific Ethanol, Inc., Lyles United United, LLC and Pacific Ethanol California, Inc. (6)
_______________
(1)	Filed herewith.

(2)	Filed as an exhibit to the Registrant’s Form 8-K for February 13, 2009 filed with the Securities and Exchange Commission on February 20, 2009.
(3)	Filed as an exhibit to the Registrant’s Form 8-K for July 28, 2008 filed with the Securities and Exchange Commission on August 1, 2008.
(4)	Filed as an exhibit to the Registrant’s Form 8-K for February 27, 2007 filed with the Securities and Exchange Commission on March 2, 2007.
(5)	Filed as an exhibit to the Registrant’s Form 8-K for March 26, 2008 filed with the Securities and Exchange Commission on March 27, 2008.
(6)	Filed as an exhibit to the Registrant’s Form 8-K for November 7, 2008 filed with the Securities and Exchange Commission on November 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2009	PACIFIC ETHANOL, INC.

By: /s/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel & Secretary

EXHIBITS FILED WITH THIS REPORT

Number	Description

10.1	Amendment No. 1 to Letter re: Amendment and Forbearance Agreement dated February 26, 2009 by and among Pacific Ethanol, Inc., Kinergy Marketing LLC and Wachovia Capital Finance Corporation (Western)

10.2
Second Limited Waiver and Forbearance Agreement dated as of February 27, 2009 by and among Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC, Pacific Ethanol Magic Valley, LLC, WestLB AG, New York Branch, Amarillo National Bank and the Lenders identified therein

10.3	Forbearance Agreement dated February 26, 2009 by and among Pacific Ethanol, Inc., Pacific Ag Products, LLC, Pacific Ethanol California, Inc. and Lyles United, LLC